                                                                   Exhibit 10.11

                                                                  EXECUTION COPY



                                WARRANT AGREEMENT



                                   Dated as of

                               September 26, 2002

                                     between

                                AmeriCredit Corp.

                                       and

                          FSA Portfolio Management Inc.

                  ---------------------------------------------

                                  Warrants for
                                 Common Stock of
                                AmeriCredit Corp.

                  ---------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
ARTICLE 1      Definitions ..............................................     1

     Section 1.01. Definitions ..........................................     1

     Section 1.02. Other Definitions ....................................     4

     Section 1.03. Rules of Construction ................................     4

ARTICLE 2      Warrant Certificates .....................................     5

     Section 2.01. Form and Dating ......................................     5

     Section 2.02. Execution ............................................     5

     Section 2.03. Warrant Certificate Register .........................     5

     Section 2.04. Transfer and Exchange ................................     5

     Section 2.05. Replacement Certificates .............................     7

     Section 2.06. Cancellation .........................................     7

ARTICLE 3      Exercise Terms ...........................................     7

     Section 3.01. Exercise Price .......................................     7

     Section 3.02. Exercise Periods .....................................     7

     Section 3.03. Expiration ...........................................     8

     Section 3.04. Manner of Exercise ...................................     8

     Section 3.05. Issuance of Warrant Shares ...........................     8

     Section 3.06. Fractional Warrant Shares ............................     9

     Section 3.07. Reservation of Warrant Shares ........................     9

     Section 3.08. Compliance with Law ..................................     9

ARTICLE 4      [Reserved] ...............................................    10

ARTICLE 5      Antidilution Provisions ..................................    10

     Section 5.01. Changes in Common Stock ..............................    10

     Section 5.02. Cash Dividends and Other Distributions ...............    10

     Section 5.03. Certain Issuances ....................................    11

     Section 5.04. Combination; Liquidation .............................    12

     Section 5.05. Redemptions; Tender Offers; Exchange Offers ..........    13

     Section 5.06. Other Events .........................................    14

     Section 5.07. Superseding Adjustment ...............................    14

     Section 5.08. Minimum Adjustment ...................................    14

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
     Section 5.09. Notice of Adjustment .................................    15

     Section 5.10. Notice of Certain Transactions .......................    15

     Section 5.11. Adjustment to Warrant Certificate ....................    15

ARTICLE 6      Transferability ..........................................    16

     Section 6.01. Registration Rights ..................................    16

     Section 6.02. Legends ..............................................    16

ARTICLE 7      Miscellaneous ............................................    16

     Section 7.01. Rule 144A ............................................    16

     Section 7.02. Persons Benefiting ...................................    17

     Section 7.03. Rights of Holders ....................................    17

     Section 7.04. Amendment ............................................    17

     Section 7.05. Notices ..............................................    17

     Section 7.06. Governing Law ........................................    19

     Section 7.07. Successors ...........................................    19

     Section 7.08. Multiple Originals ...................................    19

     Section 7.09. Table of Contents ....................................    19

     Section 7.10. Severability; Remedies Cumulative; Delay Not Waiver ..    19

     Section 7.11. Specific Performance .................................    19

     Section 7.12. Jurisdiction .........................................    20

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
         EXHIBIT A      Form of Warrant Certificate
         EXHIBIT B      Certificate to be Delivered upon Exchange or
                        Registration of Transfer of Warrants
         EXHIBIT C      Form of Election to Purchase Warrant Shares
         EXHIBIT D      Registration Rights

       WARRANT AGREEMENT (this "Agreement") dated as of September 26, 2002, between AmeriCredit Corp., a Texas corporation (the "Company"), and FSA Portfolio Management Inc. ("FSAPMI"), a Delaware corporation, as a holder of the Warrants.

       Pursuant to the Letter Agreement, dated September 14, 2002, by and between the Company and Financial Security Assurance Inc. ("FSA"), an affiliate of FSAPMI, the Company has agreed to issue 1,287,691 warrants (the "Warrants") described herein. Each Warrant will entitle its Holder, as defined herein, to purchase at any time prior to the Expiration Date (as herein defined), at the option of the Holder, one share of Common Stock (as herein defined), subject to adjustment as provided herein, at the Exercise Price (as herein defined), and on the terms and conditions and pursuant to the provisions hereinafter set forth.

       Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of Warrants:

                                   ARTICLE 1

                                   Definitions

       SECTION 1.01. Definitions. As used herein, the following terms have the respective meanings set forth below:

       "Affected Holders" means, with respect to any action taken or to be taken, including any valuation or other determination, Holders of Warrants remaining outstanding whose entitlement to Warrant Shares or other property pursuant to the terms of such Warrants and the terms of this Agreement will be changed by such action, whether such change is in the number of Warrant Shares issuable upon exercise of such Warrants, the Exercise Price, the value of Warrant Shares or other property to which the Holders are or may become entitled, or any other right to which the Holders are or may become entitled.

       "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

       "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law or other government action to close.

       "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations, or other equivalents of or interests in (however designated, whether voting or non-voting) equity of such Person, including any common stock and preferred stock, whether outstanding on the Grant Date or issued after the Grant Date but excluding any debt securities convertible into such equity.

       "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise.

       "Combination" means an event in which the Company consolidates with, merges with or into, or sells all or substantially all the assets of the Company or the Company and its subsidiaries, taken as a whole, to another Person.

       "Common Stock" means the common stock of the Company, par value $0.01 per share.

       "Current Market Value" per share of Common Stock or any other security at any date means (i) if the security is listed on the NYSE or NASDAQ, the average of the daily closing bid prices quoted by the NYSE or NASDAQ, as the case may be, for each Business Day during the period commencing 15 Business Days before such date and ending on the date one day prior to such date, or if the security has been listed on the NYSE or NASDAQ, as the case may be, for less than 15 consecutive Business Days before such date, then the average of the daily closing bid prices for all of the Business Days before such date for which daily closing bid prices are available or (ii) if the security is not listed on either the NYSE or NASDAQ, the value of the security as determined by an investment bank of nationally recognized standing reasonably acceptable to a Majority of the Affected Holders and the Company. The Company shall pay the reasonable fees and expenses of any investment bank involved in the determination of Current Market Value. Notwithstanding the foregoing, if a security is listed on the NYSE or NASDAQ and a closing bid price is not determinable for at least ten Business Days, the "Current Market Value" of the security shall be determined as if the security were not listed on the NYSE or NASDAQ.

       "Designated Holders" means such Persons providing reinsurance to FSA with respect to any securitizations sponsored by AmeriCredit Financial Services, Inc, a wholly owned subsidiary of the Company, as may be designated by FSA in writing from time to time.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Expiration Date" means September 14, 2007.

       "Grant Date" means, with respect to Warrants delivered on the date of this Agreement, the Original Grant Date and, with respect to Warrants delivered after the date of this Agreement, the date on which a Person is entitled to delivery of such Warrants as the Holder thereof.

       "Holder" means, as the context requires, the duly registered holder of a Warrant under the terms of this Agreement or the duly registered holder of a Warrant Share upon exercise of a Warrant under the terms of this Agreement.

       "Majority" means, with respect to all of the Holders or any group of Affected Holders, Holders of a majority of the Warrants (measured by the number of Warrant Shares issuable upon exercise of such Warrants) remaining outstanding held by all Holders or by such group of Affected Holders, as applicable.

       "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

       "NASDAQ" means the NASDAQ Stock Market.

       "NYSE" means the New York Stock Exchange.

       "Officer" means the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Operating Officer, any Executive Vice President, the Chief Financial Officer, the Treasurer or the Secretary of the Company.

       "Opinion of Counsel" means a written opinion from independent legal counsel who is reasonably acceptable to a Majority of the Affected Holders. Such independent legal counsel may be counsel that is retained by or advises the Company or any Holder with respect to matters other than the Warrants.

       "Original Grant Date" means the date hereof.

       "Permitted Issuance" means any issuance or other sale by the Company of any of its shares of Common Stock upon (i) the conversion or exchange of any of the Company's preferred stock, warrants, options or other convertible or exchangeable securities, provided, such preferred stock, warrants, options or other convertible or exchangeable securities are outstanding as of the Original Grant Date, (ii) the exercise of any stock options granted to officers, directors or employees of the Company pursuant to a stock option plan, benefit plan or incentive plan of the Company, whether in effect as of the Original Grant Date or approved by the Board after the Original Grant Date or (iii) the grant of any restricted stock to officers, directors or employees of the Company pursuant to a stock option plan, benefit plan or incentive plan of the Company, whether in effect as of the Original Grant Date or approved by the Board after the Original Grant Date.

       "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

       "SEC" means the Securities and Exchange Commission.

       "Securities Act" means the Securities Act of 1933, as amended.

       "Transfer Restricted Securities" means the Warrant Securities. Each such security shall cease to be a Transfer Restricted Security when (i) it has been disposed of pursuant to a registration statement of the Company filed with the SEC and declared effective by the SEC that covers the disposition of such Transfer Restricted Security, (ii) it can be distributed pursuant to Rule 144 (or any similar provisions under the Securities Act then in effect) or (iii) it has been otherwise transferred and may be resold without registration under the Securities Act.

       "Warrant Securities" means the Warrants and the Warrant Shares.

       "Warrant Shares" means the shares of Common Stock of the Company for which the Warrants are exercisable or which have been issued upon exercise of Warrants.

       Section 1.02.  Other Definitions.

                                                               Defined in
           Term                                                 Section
           ----                                                 -------

         "Cashless Exercise" ................................  3.04
          -----------------
         "Common Stock" .....................................  Recital
          ------------
         "Company" ..........................................  Recital
          -------
         "Exercise Price" ...................................  3.01
          --------------
         "Expiration Date" ..................................  3.02
          ---------------
         "Fair Value" .......................................  5.02
          ----------
         "QIB" ..............................................  2.04(a)(ii)(A)(4)
          ---
         "Stock Transfer Agent" .............................  3.05
          --------------------
         "Successor Company" ................................  5.04(a)
          -----------------
         "Warrant Certificate" ..............................  2.01(a)
          -------------------
         "Warrant Certificate Register" .....................  2.03
          ----------------------------
         "Warrants" .........................................  Recital
          --------

       Section 1.03.  Rules of Construction. Unless the text otherwise requires:

            (i)     a term has the meaning assigned to it;

            (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

            (iii)   "or" is not exclusive;

            (iv)    "including" means including, without limitation; and

            (v) words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE 2

                              Warrant Certificates

       Section 2.01. Form and Dating. The Warrants shall be issued or reissued in definitive form in the name of "FSA Portfolio Management Inc." and the Designated Holders in the denominations specified by FSAPMI and shall be substantially in the form of Exhibit A (each, a "Warrant Certificate"), which is hereby incorporated in and expressly made a part of this Agreement. The Warrants may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company) and shall bear the legend required by Section 6.02. Each Warrant shall be dated the date of its countersignature. The Warrants shall be shall be delivered to FSAPMI and the Designated Holders.

       Section 2.02. Execution. Two Officers shall sign the Warrant for the Company by manual or facsimile signature. If an Officer whose signature is on a Warrant no longer holds that office at the time the Warrant is delivered or exercised, the Warrant shall be valid nevertheless.

       Section 2.03. Warrant Certificate Register. The Company shall keep a register ("Warrant Certificate Register") of the Warrant Certificates and of their transfer and exchange. The Warrant Certificate Register shall show the names and addresses of the respective Holders and the date and number of Warrants evidenced on the face of each of the Warrant Certificates. Absent actual knowledge to the contrary or manifest error, the Company may deem and treat the Person in whose name a Warrant Certificate is registered as the absolute owner of such Warrant Certificate for all purposes whatsoever.

       Section 2.04. Transfer and Exchange. (a) Transfer and Exchange. When Warrants are presented to the Company with a request to register the transfer of such Warrants or to exchange such Warrants for an equal number of Warrants of other authorized denominations, the Company shall register the transfer or make the exchange as requested; provided, however, that the Warrants surrendered for transfer or exchange:

              (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company, duly executed by the Holder thereof or his or its attorney duly authorized in writing; and

              (ii) in the case of Warrants that are Transfer Restricted Securities, shall be accompanied by the following additional information and documents:

              (A) a certificate from such Holder in substantially the form of Exhibit B hereto certifying that:

                    (1) such securities are being delivered for registration in the name of such Holder without transfer;

                    (2)   such securities are being transferred to the Company;

                    (3) such securities are being transferred pursuant to an effective registration statement under the Securities Act; or

                    (4) such securities are being transferred (w) to a "qualified institutional buyer" ("QIB") as defined in Rule 144A under the Securities Act pursuant to such Rule 144A, (x) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (y) in a transaction meeting the requirements of Rule 144 under the Securities Act or (z) pursuant to another available exemption from the registration requirements of the Securities Act and specifying such exemption; and

              (B)   in the case of any transfer described under clause (A)(4)
       (x), (y), or (z), evidence reasonably satisfactory to the Company as to compliance with the restrictions set forth in the legend in Section 6.02 (which may, in the Company's sole discretion, include an opinion of counsel reasonably satisfactory to the Company of such transferring Holder).

(b)    Obligations with Respect to Transfers and Exchanges of Warrants.

       (i) To permit registrations of transfers and exchanges, the Company shall execute Warrants as required pursuant to the provisions of this Section 2.04.

       (ii) All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrants surrendered upon such registration of transfer or exchange.

       (iii) Prior to due presentment for registration of transfer of any Warrant, the Company may, absent actual knowledge to the contrary or manifest error, deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant.

              (iv) No service charge shall be made to a Holder for any registration of transfer or exchange upon surrender of any Warrant Certificate at the office of the Company maintained for that purpose. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates.

              (v) Upon any sale or transfer of Warrants pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act, or with evidence reasonably satisfactory to the Company that no legend is required (which may, in the Company's sole discretion, include an opinion of counsel reasonably satisfactory to the Company of such exchanging Holder), the Company shall permit the Holder thereof to exchange such Warrants for Warrants that do not bear the legend set forth in Section 6.02 and rescind any restriction on the transfer of such Warrants.

       SECTION 2.05. Replacement Certificates. If a mutilated Warrant Certificate is surrendered to the Company or if the Holder of a Warrant Certificate claims that the Warrant Certificate has been lost, destroyed, or wrongfully taken, the Company shall issue a replacement Warrant Certificate if the reasonable requirements of the Company (including, without limitation, the imposition of reasonable indemnity terms and the provision of an affidavit of lost instrument) and of Section 8-405 of the Uniform Commercial Code (or any successor thereto) as in effect in the State of New York are met. The Company may charge the Holder the Company's out-of-pocket expenses in replacing a Warrant Certificate.

       SECTION 2.06. Cancellation. In the event the Company shall purchase or otherwise acquire Warrants, the same shall thereupon be delivered to the Company and canceled.

                                   ARTICLE 3

                                 Exercise Terms

       SECTION 3.01. Exercise Price. Each Warrant shall initially entitle the Holder thereof, subject to adjustment pursuant to the terms of this Agreement, to purchase one share of Common Stock for a per share purchase price equal to nine U.S. dollars ($9.00) per share (the "Exercise Price").

       SECTION 3.02. Exercise Periods. (a) Subject to the terms and conditions set forth herein, each Warrant shall be exercisable at any time or from time to time on or after the Grant Date.

       (b) No Warrant shall be exercisable after the Expiration Date.

       SECTION 3.03. Expiration. A Warrant shall terminate and become void as of the earlier of (i) the close of business on the Expiration Date or (ii) the time and date such Warrant is exercised.

       SECTION 3.04. Manner of Exercise. Warrants may be exercised upon (i) surrender to the Company of the Warrant Certificates, together with the form of election to purchase Common Stock (substantially in the form of Exhibit C) on the reverse thereof duly filled in and signed by the Holder thereof and (ii) payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrant is then exercised. Such payment shall be made (i) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose or (ii) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any Warrant Certificate presented in connection with a Cashless Exercise) of a Warrant or Warrants (represented by one or more relevant Warrant Certificates), and without the payment of the Exercise Price in cash, in exchange for the issuance of such number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrant is then being nominally exercised if payment of the Exercise Price as of the date of exercise was being made in cash and (2) the Cashless Exercise Ratio. An exercise of a Warrant in accordance with clause (ii) of the immediately preceding sentence is herein called a "Cashless Exercise". All provisions of this Agreement shall be applicable with respect to an exercise of Warrant Certificates pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. Subject to
Section 3.02, the rights represented by the Warrants shall be exercisable at the election of the Holders thereof either in full at any time or from time to time in part and in the event that a Warrant Certificate is surrendered for exercise in respect of less than all the Warrant Shares purchasable on such exercise at any time prior to the Expiration Date a new Warrant Certificate exercisable for the remaining Warrant Shares shall be issued and delivered by the Company.

       SECTION 3.05. Issuance of Warrant Shares. Subject to Section 2.05, upon the surrender of Warrant Certificates and payment of the per share Exercise Price, as set forth in Section 3.04, the Company shall issue and cause any transfer agent appointed for the Common Stock (the "Stock Transfer Agent") to countersign, if necessary, and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise to the Person or Persons entitled to receive the same, together with cash as provided in Section 3.06 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price.

       SECTION 3.06. Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares that shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable pursuant thereto. If any fraction of a Warrant Share would, except for the provisions of this Section 3.06, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Value for one Warrant Share on the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent.

       SECTION 3.07. Reservation of Warrant Shares. The Company shall at all times keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants. The Company shall cause the registrar for the Common Stock at all times until the Expiration Date, or the time at which all Warrants have been exercised or canceled, to reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the Stock Transfer Agent. The Company shall itself provide or otherwise make available any cash that may be payable as provided in Section
3.06. The Company shall furnish to such Stock Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder.

       Before taking any action which would cause an adjustment pursuant to
Article 5 to reduce the Exercise Price below the then par value (if any) of the Common Stock, the Company shall take any and all reasonable corporate action (other than the approval of its shareholders, if necessary, which the Company shall use its best efforts to obtain) which may, as evidenced by an Opinion of Counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted.

       The Company covenants that all shares of Common Stock that may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights, free from all accrued taxes, and free from all liens, charges, and security interests.

       SECTION 3.08. Compliance with Law. (a) Notwithstanding anything in this Agreement to the contrary, in no event shall a Holder be entitled to exercise a Warrant unless (i) a registration statement filed under the Securities Act in respect of the issuance of the Warrant Shares is then effective or (ii) an exemption from the registration requirements is available under the Securities Act for the issuance of the Warrant Shares (and the delivery of any other securities for which the Warrants may at the time be exercisable) at the time of such exercise.

       (b) If any shares of Common Stock required to be reserved for purposes of exercise of Warrants require, under any other Federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any governmental authority, or listing on any such national securities exchange before such shares may be issued upon exercise, the Company will at its own expense use its best efforts to cause such shares to be duly registered or approved by such governmental authority or listed on the relevant national securities exchange, as the case may be.

                                   ARTICLE 4

                                   [Reserved]

                                   ARTICLE 5

                             Antidilution Provisions

       SECTION 5.01. Changes in Common Stock. In the event that at any time or from time to time the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock or other shares of Capital Stock,
(ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the number of shares of Common Stock purchasable upon exercise of each Warrant immediately after the happening of such event shall be adjusted so that, after giving affect to such adjustment, the Holder of each Warrant shall be entitled to receive the number of shares of Common Stock upon exercise that such holder would have owned or have been entitled to receive had such Warrants been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date therefor), and the Exercise Price for each Warrant shall be adjusted in inverse proportion. An adjustment made pursuant to this
Section 5.01 shall become effective immediately after the effective date of such event, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock or other shares of Capital Stock, and shall become effective immediately after the effective date of such event in the case of a subdivision, combination, or reclassification.

       SECTION 5.02. Cash Dividends and Other Distributions. In case at any time or from time to time the Company shall distribute to holders of Common Stock (i) any dividend or other distribution of cash, evidences of its indebtedness, shares of its Capital Stock, or any other properties or securities (other than any dividend or distribution described in Section 5.01) or (ii) any options, warrants, or other rights to subscribe for or purchase any of the foregoing (other than any rights, options, warrants, or securities described in Section 5.03), then the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock purchasable upon the exercise of such Warrant immediately prior to the record date for any such dividend or distribution by a fraction, the numerator of which shall be the Current Market Value per share of Common Stock on the record date for such distribution, and the denominator of which shall be such Current Market Value per share of Common Stock less the sum of (x) any cash distributed per share of Common Stock and (y) the fair value (the "Fair Value") (as determined in good faith by the Board of Directors, whose determination shall be evidenced by a board resolution, a copy of which will be sent to any Holder upon such Holder's request) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, shares of stock, securities, other property, warrants, options, or subscription of purchase rights; and the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such record date by the above fraction. Such adjustments shall be made whenever any distribution is made and shall become effective as of the date of distribution, retroactive to the record date for any such distribution; provided, however, that the Company is not required to make an adjustment pursuant to this Section 5.02 if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable). No adjustment shall be made pursuant to this Section 5.02 that would have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or increasing the Exercise Price.

       SECTION 5.03. Certain Issuances. If at any time or from time to time the Company shall issue (other than in a Permitted Issuance) (i) Common Stock at a price per share that is lower at the date such issuance becomes a binding commitment of the Company than the then current Exercise Price or (ii) rights, options, or warrants for, or securities convertible or exchangeable into, Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share that is lower at the date such issuance becomes a binding commitment of the Company than the then current Exercise Price, then the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Common Stock, rights, options, warrants, or convertible or exchangeable securities (assuming the exercise or conversion of all then outstanding rights, options, warrants or convertible or exchangeable securities) plus the number of additional shares of Common Stock offered for subscription or purchase or into which such securities are convertible or exchangeable, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Common Stock, rights, options, warrants, or convertible or exchangeable securities (assuming the exercise or conversion of all then outstanding rights, options, warrants or convertible or exchangeable securities) plus the total number of shares of Common Stock that could be purchased with the aggregate consideration received through issuance of such Common Stock, rights, options, warrants, or convertible or exchangeable securities at the then current Exercise Price. In the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately before such date of issuance by the aforementioned fraction. Such adjustment shall be made whenever such shares of Common Stock, rights, options, warrants, or convertible or exchangeable securities are issued and shall become effective retroactively immediately after the date on which such Persons became entitled to receive such shares of Common Stock, rights, options, warrants or convertible or exchangeable securities. This
Section 5.03 shall apply regardless of whether the Common Stock, rights, options, warrants or convertible or exchangeable securities are issued together with other obligations or securities, and regardless of whether any rights, options, or warrants are detachable or not detachable from other obligations or securities, provided, however, there shall be no adjustment under this Section
5.03 upon an issuance of rights, warrants, options or convertible securities as compensation in lieu of cash in connection with any financing transaction including commercial bank facilities, bridge financing commitments or arrangements or other issuances of primary debt obligations or securities. If any Common Stock, rights, options, warrants or convertible or exchangeable securities are issued together with other obligations or securities, then an allocation shall be made of the aggregate consideration received as between such Common Stock, rights, options, warrants or convertible or exchangeable securities, on the one hand, and such other obligations or securities, on the other hand (as determined in good faith by the Board of Directors, whose determination shall be evidenced by a board resolution, a copy of which will be sent to Holders upon request), to determine a price per share for such Common Stock, rights, options, warrants or convertible or exchangeable securities for the purposes of this Section 5.03. This Section 5.03 shall apply with equal force and effect to any amendment, revision, adjustment, or other modification of the terms of any outstanding rights, options, or warrants for, or securities convertible or exchangeable into, Common Stock if and to the extent that such amendment, revision, adjustment, or other modification has the effect of allowing the holders thereof to subscribe for or purchase shares of Common Stock at a price per share that is lower at the date such modification becomes a binding obligation of the Company than the then current Exercise Price, to the extent and only to the extent that such rights, options, warrants or convertible or exchangeable securities were not issued in a Permitted Issuance. No adjustment shall be made pursuant to this Section 5.03 that would have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or of increasing the Exercise Price.

       SECTION 5.04.   Combination; Liquidation. (a) Except as provided in
Section 5.04(b), in the event of a Combination, each Holder shall have the right to receive upon exercise of the Warrants such number of shares of capital stock or other securities or property that such Holder would have been entitled to receive upon or as a result of such Combination had such Warrant been exercised immediately prior to such event. Unless Section 5.04(b) is applicable to a Combination, the Company shall provide that the surviving or acquiring Person (the "Successor Company") in such Combination will expressly assume the Company's obligations under this Agreement. The provisions of this Section 5.04(a) shall similarly apply to successive Combinations involving any Successor Company.

          (a) Upon (i) a Combination where consideration to holders of Common Stock or other securities issuable upon exercise of the Warrants in exchange for their shares or such other securities is payable solely in cash, or (ii) the dissolution, liquidation, or winding-up of the Company, each Holder shall be entitled to receive distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such event, less the Exercise Price. In case of any Combination described in this Section 5.04(b), the Successor Company and, in the event of any dissolution, liquidation, or winding-up of the Company, the Company, shall deposit promptly with a bank or trust company that has an office in New York City, chosen by the Successor Company or the Company, as applicable, and acceptable to a Majority of the Affected Holders, funds, if any, necessary to pay to the Holders the amounts to which they are entitled as described above. After such funds and the surrendered Warrant Certificates are received, such bank or trust company, on the Successor Company's or the Company's behalf, shall make payment to such Holders by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by Holders surrendering such Warrant Certificates.

          SECTION 5.05. Redemptions; Tender Offers; Exchange Offers. In the event that the Company or any subsidiary of the Company shall, directly or indirectly, redeem, purchase or otherwise acquire shares of Common Stock pursuant to a plan of redemption, tender offer, exchange offer or otherwise for a price per share of Common Stock that is greater than the then Current Market Value per share of Common Stock in effect at the end of the trading day immediately following the day on which such tender offer or exchange offer expires, then the Company, or such subsidiary of the Company, shall offer to purchase Warrants for comparable consideration per share of Common Stock based on the number of shares of Common Stock that the Holders of such Warrants would receive upon exercise of such Warrants, less the Exercise Price; provided, however, if a tender offer is made for only a portion of the outstanding shares of Common Stock, then such offer shall be made for Warrants in the same pro rata proportion, and provided, further, that the Exercise Price of any Warrants not redeemed, purchased or otherwise acquired shall be adjusted to a number determined by multiplying the Exercise Price immediately before such redemption, acquisition or exchange by a fraction of which the denominator shall be the then Current Market Value per share of Common Stock immediately prior to such event and the numerator shall be the result of dividing (a) an amount equal to (i) the product of the number of shares of Common Stock outstanding and the Current Market Value per share of Common Stock, in each case immediately prior to such event minus (ii) the aggregate consideration paid by the Company in such event (plus, in the case of such options, rights or convertible or exchangeable securities, the aggregate additional consideration to be paid by the Company upon exercise, conversion or exchange), by (b) the number of shares of Common Stock outstanding immediately after such redemption, acquisition or exchange.

          SECTION 5.06. Other Events. If any event occurs as to which the foregoing provisions of this Article 5 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors, fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board of Directors, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or of increasing the Exercise Price.

          SECTION 5.07. Superseding Adjustment. Upon the expiration of any rights, options, warrants, or conversion or exchange privileges that resulted in any adjustment pursuant to this Article 5, if any thereof shall not have been exercised, the number of Warrant Shares purchasable upon the exercise of each Warrant shall be readjusted as if (i) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, or conversion or exchange privileges were the shares of Common Stock, if any, actually issued upon the exercise of such rights, options, warrants, or conversion or exchange privileges and (ii) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, or grant of all such rights, options, warrants, or conversion or exchange privileges whether or not exercised and the Exercise Price shall be readjusted inversely; provided, however, that no such readjustment shall (except by reason of an intervening adjustment under Section 5.01) have the effect of either decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant or increasing the Exercise Price by an amount in excess of the amount of the adjustment to such number of Warrant Shares or to the Exercise Price initially made in respect of the issuance, sale, or grant of such rights, options, warrants, or conversion or exchange privileges.

          SECTION 5.08. Minimum Adjustment. The adjustments required by the preceding Sections of this Article 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of shares of Common Stock purchasable upon exercise of Warrants or of the Exercise Price that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 5.01) unless and until such adjustment, either by itself or with other adjustments not previously made, increases by at least 1% the number of shares of Common Stock purchasable upon exercise of Warrants or decreases by at least 1% the Exercise Price in effect immediately before the making of such adjustment. Any adjustment representing a change of less than such minimum adjustment shall be carried forward and made as soon as such adjustment, aggregated with other adjustments required by this Article 5 and not previously made, would result in an aggregate adjustment representing a change equal to or greater than such minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Article 5, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

         SECTION 5.09. Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, purchasable upon exercise of Warrants is adjusted, as herein provided, the Company shall prepare a certificate executed by an Officer, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, and specifying the Exercise Price and the number of shares of Common Stock purchasable upon exercise of Warrants after giving effect to such adjustment. The Company shall promptly mail a copy of such certificate to each Holder in accordance with Section 7.05.

         SECTION 5.10. Notice of Certain Transactions. In the event that the Company shall propose (a) to pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (b) to issue to any Person its Common Stock or offer the holders of its Common Stock rights to subscribe for or to purchase any shares of Common Stock or other Capital Stock, securities convertible into shares of Common Stock or other Capital Stock or any other securities, rights, or options,(c) to effect any capital reorganization, consolidation, or merger, or (d) to effect the voluntary or involuntary dissolution, liquidation, or winding-up of the Company, or in the event of a tender offer or exchange offer described in Section 5.05, the Company shall within 5 days send the Holders a notice of such proposed action or offer, such notice to be mailed to the Holders at their addresses as they appear in the Warrant Certificate Register, which shall specify the record date for the purposes of such dividend, distribution,or rights or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of Capital Stock and on other property, if any, and the number of shares of Common Stock and other property, if any, purchasable upon exercise of each Warrant and the Exercise Price, in each case after giving effect to any adjustment that will be required as a result of such action. Such notice shall be given by the Company as promptly as possible and, in the case of any action covered by clause (a) or (b) above, at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

         SECTION 5.11. Adjustment to Warrant Certificate. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this
Article 5, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock as are stated in any Warrant Certificates issued prior to the adjustment. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

                                   ARTICLE 6

                                 Transferability

     SECTION 6.01. Registration Rights. The Holders of Warrant Shares that are Transfer Restricted Securities shall be entitled to the registration rights set forth in Exhibit D.

     SECTION 6.02. Legends. Except for Warrant Certificates delivered pursuant to Section 2.04(b)(v) of this Agreement, each Warrant Certificate evidencing the Warrants (and all Warrant Certificates issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

     "THE WARRANTS AND THE WARRANT SHARES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AND SUBJECT TO COMPLIANCE WITH OTHER APPLICABLE LAWS. THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, UNLESS PREVIOUSLY REGISTERED UNDER THE SECURITIES ACT, ONLY (A) TO THE COMPANY;
(B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE); (C) PURSUANT TO AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

     Each certificate representing a Warrant Share purchased pursuant to a Warrant Certificate bearing the foregoing legend shall bear a similar legend (with appropriate modifications).

                                   ARTICLE 7

                                  Miscellaneous

     SECTION 7.01. Rule 144A. The Company hereby agrees with each Holder, for so long as any Warrant Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to any Holder or beneficial owner of Warrant Securities in connection with any sale thereof and any prospective purchaser of such Warrant Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Warrant Securities pursuant to Rule 144A.

     SECTION 7.02. Persons Benefiting. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company and the Holders any right, remedy, or claim under or by reason of this Agreement or any part hereof.

     SECTION 7.03. Rights of Holders. Except as otherwise specifically required herein, holders of unexercised Warrants are not entitled (i) to receive dividends or other distributions, (ii) to receive notice of or vote at any meeting of the stockholders, (iii) to consent to any action of the stockholders,
(iv) to receive notice of any other proceedings of the Company, or (v) to exercise any other rights as stockholders of the Company.

     SECTION 7.04. Amendment. This Agreement may be amended by the parties hereto without the consent of any Holder (other than FSAPMI, if it is then a Holder) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or making any other provisions with respect to matters or questions arising under this Agreement as the Company may deem necessary or desirable; provided, however, that such action shall not affect adversely the rights of the Holders. Any amendment or supplement to this Agreement that has an adverse effect on the interests of any Holder shall require the written consent of a Majority of the Affected Holders. The consent of each Affected Holder shall be required for any amendment pursuant to which the number of Warrant Shares purchasable upon exercise of Warrants would be decreased or the Exercise Price would be increased (in either case, other than pursuant to adjustments provided herein). In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver, or consent, Warrants owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

     SECTION 7.05. Notices. Any notice or communication shall be in writing and delivered in Person or mailed by first-class mail addressed as follows:

                  if to the Company:

                               AmeriCredit Corp.
                               801 Cherry Street, Suite 3900
                               Fort Worth, TX 76102
                               Attention: Daniel E. Berce
                               Telecopy: (817) 302-7915

                  with a copy to:

                               AmeriCredit Corp.
                               801 Cherry Street, Suite3900
                               Fort Worth, TX 76102
                               Attention: Chris A. Choate, Esq.
                               Telecopy: (817) 302-7915

                  if to FSAPMI:

                               FSA Portfolio Management Inc.
                               c/o Financial Security Assurance Inc.
                               350 Park Avenue
                               New York, NY 10022
                               Attention: Senior Vice President--
                                 Transaction Oversight
                                 Re: AmeriCredit Corp.

                  with a copy to:

                               FSA Portfolio Management Inc.
                               c/o Financial Security Assurance Inc.
                               350 Park Avenue
                               New York, NY 10022
                               Attention: Bruce E. Stern, Esq.
                                 Re: AmeriCredit Corp.

                  The Company or FSAPMI by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Holder other than FSAPMI shall be mailed to the Holder at the Holder's address as it appears on the Warrant Certificate Register and shall be sufficiently given if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     SECTION 7.06. Governing Law. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS AGREEMENT AND THE WARRANT CERTIFICATES.

     SECTION 7.07. Successors. All agreements of the Company in this Agreement and the Warrant Certificates shall bind the Company's successors.

     SECTION 7.08. Multiple Originals. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

     SECTION 7.09. Table of Contents. The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

     SECTION 7.10. Severability; Remedies Cumulative; Delay Not Waiver. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal, or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction. Unless otherwise expressly provided, no remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies existing at law or in equity. No delay or failure on the part of any Holder to exercise any right or power hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient by such Holder.

     SECTION 7.11. Specific Performance. The parties hereby declare that it is impossible to measure in money the damages that will accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement, and if any party hereto shall institute an action or proceeding to enforce the provisions hereof, any Person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such Person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

     SECTION 7.12. Jurisdiction. (a) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that FSAPMI or any other Holder may otherwise have to bring any action or proceeding relating to this Agreement against the Company or its properties in the courts of any jurisdiction.

     (b) The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action, or proceeding arising out of or relating to this Agreement in any New York State or Federal court sitting in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                 [Remainder of this page is intentionally blank]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              AMERICREDIT CORP.

                              by

                              _________________________________________________
                              Name:
                              Title:

                              FSA PORTFOLIO MANAGEMENT INC.

                              by
                              _________________________________________________
                              Name:
                              Title:

                              (Warrant Agreement dated as of September 26, 2002)

                                                                       EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

THE WARRANTS AND THE WARRANT SHARES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AND SUBJECT TO COMPLIANCE WITH OTHER APPLICABLE LAWS. THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, UNLESS PREVIOUSLY REGISTERED UNDER THE SECURITIES ACT, ONLY (A) TO THE COMPANY; (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE); (C) PURSUANT TO AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No.______  Certificate for ___________ Warrants


                      WARRANTS TO PURCHASE COMMON STOCK OF
                                AMERICREDIT CORP.


     THIS CERTIFIES THAT, __________, or its registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase, at any time prior to the Expiration Date (as defined herein), at the option of such Holder, from AmeriCredit Corp., a Texas corporation (the "Company"), one share of common stock, par value $0.01 per share, of the Company (the "Common Stock") at the per share exercise price equal to nine U.S. dollars ($9.00) per share (the "Exercise Price"), or by Cashless Exercise referred to below. This Warrant Certificate shall terminate and become void as of the close of business on September 14, 2007 (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock subject hereto. The number of shares purchasable upon exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

     This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of September 26, 2002 (the "Warrant Agreement"), between the Company and FSA Portfolio Management Inc., a Delaware corporation ("FSAPMI"), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, and obligations of the Company and the Holders. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company at AmeriCredit Corp., 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102,
Attention: Chris A. Choate, Esq., Re: FSAPMI Warrant Agreement dated as of September 26, 2002.

     Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed and with the simultaneous payment of the Exercise Price (subject to adjustment) in cash to the Company at the office of the Company mentioned above or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made by the surrender of a Warrant or Warrants represented by one or more Warrant Certificates and without payment of the Exercise Price in cash, for such number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable with payment in cash of the Exercise Price as of the date of exercise and (2) a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise.

     As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time on and after the Grant Date; provided, however, that no Warrant shall be exercisable after the Expiration Date.

     In the event the Company enters into a Combination, the Holder hereof will be entitled to receive the shares of capital stock or other securities or other property of such surviving entity as the Holder would have received had the Holder exercised its Warrants immediately prior to such Combination; provided, however, that in the event that, in connection with such Combination, consideration to holders of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation, or winding-up of the Company, the Holder hereof will be entitled to receive cash distributions as the Holder would have received had the Holder exercised its Warrants immediately prior to such Combination, less the Exercise Price.

     The Company may require payment of a sum sufficient to pay all taxes, assessments, or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 2.04 of the Warrant Agreement but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants, or the Warrant Shares.

     Upon any partial exercise of the Warrants, there shall be issued to the Holder hereof a new Warrant Certificate in respect of the shares of Common Stock as to which the Warrants shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Company referred to above by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional Warrant Shares will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Current Market Value for one Warrant Share on the trading day immediately preceding the date the Warrant is exercised, multiplied by the fraction of a Warrant Share that would be issuable on the exercise of any Warrant.

     All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

     The Holder in whose name this Warrant Certificate is registered may, absent known or manifest error, be deemed and treated by the Company as the absolute owner of this Warrant Certificate for all purposes whatsoever and the Company shall not be affected by notice to the contrary.

     The Warrants do not entitle any holder hereof to any of the rights of a shareholder of the Company.

                                             AMERICREDIT CORP.


                                             by
                                             ___________________________________
                                             Name:
                                             Title:
DATED:______________________________

                                                                       EXHIBIT B
                                                                              TO
                                                               WARRANT AGREEMENT


                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                      REGISTRATION OF TRANSFER OF WARRANTS

Re: Warrants to Purchase Common Stock (the "Warrants") of AmeriCredit Corp. (the "Company")

          This Certificate relates to Warrants held in definitive form by _______________ (the "Transferor").

          The Transferor has requested the Company by written order to exchange or register the transfer of a Warrant or Warrants. In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because:*

     [_] Such Warrant is being acquired for the Transferor's own account without transfer.

     [_]  Such Warrant is being transferred to the Company.

     [_] Such Warrant is being transferred pursuant to an effective registration statement pursuant to the Securities Act.

     [_] Such Warrant is being transferred pursuant to an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act.

     [_] Such Warrant is being transferred in a transaction meeting the requirements of Rule 144 under the Securities Act.

     [_] Such Warrant is being transferred pursuant to another available exemption from the registration requirements of Rule 144 under the Securities Act.

          If such transfer is being made pursuant to an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, the Transferor further certifies that:

          (i) the offer of the Warrants was not made to a Person in the United States;

* Please check applicable box.

          (ii) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States;

          (iii) no directed selling efforts have been made by the Transferor in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act of 1933, (the "Securities Act"), as applicable; and

          (iv) the transaction is not part of a plan or scheme by the Transferor to evade the registration requirements of the Securities Act.

     Terms used in this paragraph have the meanings set forth in Regulation S.

     The Company is entitled to rely upon this Certificate.

                                                     [INSERT NAME OF TRANSFEROR]


                                                     by ________________

Date: _________________

                                                                       EXHIBIT C
                                                            TO WARRANT AGREEMENT

                   FORM OF ELECTION TO PURCHASE WARRANT SHARES
                 (to be executed only upon exercise of Warrants)

                                AMERICREDIT CORP.


     The undersigned hereby (i) irrevocably elects to exercise _____ Warrants at an exercise price per Warrant (subject to adjustment) of $___ to acquire an equal number of shares of Common Stock, par value $0.01 per share, of AmeriCredit Corp., on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, (ii) surrenders this Warrant Certificate and all right, title and interest therein to AmeriCredit Corp., and (iii) directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:_______________

                                                        *
                      -----------------------------------
                              (Signature of Owner)

                      _______________________
                              (Street Address)

                      _______________________
                            (City) (State) (Zip Code)

                            Signature Guaranteed by:
                      _______________________

* The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

Securities and/or check to be issued to:

Please insert social security
or identifying number:____________________________________


Name:

Street Address:

City, State and Zip Code:

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name:
Street Address:

                            City, State and Zip Code:

                                                                       EXHIBIT D
                                                                              TO
                                                               WARRANT AGREEMENT

                               REGISTRATION RIGHTS

       Section 1. Shelf Registration. The Company shall register all Warrant Shares on Form S-1, S-2 or S-3 (or any similar registration that may be available at such time) in connection with, to the extent permitted by the SEC, the sale or distribution of Warrant Shares, in accordance with the methods of distribution elected by such Holders and set forth in such registration statement (hereafter, a "Shelf Registration Statement"). The Company shall, at its cost, as promptly as practicable (but in no event later than February 28, 2003) file with the SEC and thereafter shall use its best efforts to cause to be declared effective a registration statement under the Securities Act on or prior to April 29, 2003. Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration pursuant to this Section 1 if the Company shall furnish to the holders a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1; provided, however, that in the event the Company elects to exercise such right with respect to any registration, it shall not exercise such right again prior to the date that is nine months after the date on which the registration statement relating to such deferred registration is filed. The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by Holders for a period that will terminate when all Warrant Shares outstanding are freely saleable (i.e., without registration or prospectus delivery), provided, however, that if, subsequent to such time, any of the Warrant Shares outstanding cease, for any reason, to be freely saleable, the Company shall be subject to the obligations set forth in this Exhibit D as if such event had not happened. The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Warrant Shares covered thereby not being able to offer and sell such Warrant Shares during that period, unless such action is required by applicable law, except as provided in Section 2 below. Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereof complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       Section 2.   Effective Registration Statement. A registration pursuant to
Section 1 above will not be deemed to have been effected unless the registration statement relating thereto has become effective under the Securities Act. The Company may, at any time, in the case of any registration statement filed in accordance with Section 1, delay the filing of such registration statement or, only in the case of any registration statement filed in accordance with Section 1, suspend the effectiveness of such registration statement or (without suspending such effectiveness) instruct the Holders not to sell Warrant Shares included in any such registration statement, but only if the Company shall have determined in good faith that the Company would be required (i) to disclose any actions taken or proposed to be taken by the Company in good faith and for valid business reasons, including without limitation, the acquisition or divestiture of assets, or (ii) to comply with initial or continuing disclosure obligations that (x) would have a material adverse effect on the Company or upon such actions or (y) the Board determines would not be in the best interests Company's shareholders (a "Suspension Period"), by providing the Holders with written notice of such Suspension Period; provided, however, the Suspension Periods and any Supplemental Period (defined below) (i) shall not be declared hereunder unless the Company similarly suspends the effectiveness of other registration statements covering, or (without suspending such effectiveness) similarly instructs the holders not to sell the shares included in other registration statements covering, all other Capital Stock that is of the same class of stock as the Warrant Shares and (ii) shall not exceed one hundred eighty (180) days in the aggregate for any twelve (12) month period, or ninety (90) days for any one such period. The Company shall use its best efforts to provide such notice as soon as practicable and in any event prior to the commencement of such a Suspension Period. In addition, in the case of any registration statement, the Company shall not be required to keep such registration statement effective or may (without suspending such effectiveness) instruct the Holders not to sell Warrant Shares during any period in which the Company is instructed, directed, ordered, or otherwise requested by any governmental agency or self-regulatory organization to stop or suspend such trading or sales ("Supplemental Period"). In the event of a Suspension Period or Supplemental Period, the period during which such registration statement is to remain effective pursuant to Section 1 shall be tolled until the end of any such Suspension Period or Supplemental Period.

       Section 3. Expenses. All registration and offering expenses (other than underwriting commissions and discounts payable in respect of Warrant Shares sold by Holders) shall be paid by the Company in the case of any and all registrations governed by Section 1 hereof. Without limiting the foregoing, the Company shall pay all expenses incident to the Company's performance of its obligations hereunder, including registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, internal expenses (including all salary and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of one counsel for the Holders designated pursuant to Section 5, and fees and disbursements of the Company's independent public accountants. Notwithstanding the foregoing, the parties hereto hereby agree that in an underwritten offering including any Warrant Shares, the underwriting discounts and commissions shall be for the account of the Holders of any Warrant Shares sold.

       Section 4. Registration Procedures. In connection with any Shelf Registration Statement contemplated by Section 1 hereof, the following provisions shall apply:

       (a) The Company shall (i) furnish to one counsel selected by a Majority of the Affected Holders, prior to the filing thereof with the SEC, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein for such counsel's review and comment;
(ii) include within the prospectus contained in the Shelf Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to such counsel selected by a Majority of the Affected Holders; and (iii) include the names of all Holders as selling securityholders.

       (b) The Company shall give written notice to the Holders (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

             (i) when the Shelf Registration Statement or any amendment thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

             (ii) of any request by the SEC for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

             (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

             (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

             (v) of the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the prospectus in order that the Shelf Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

       (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

       (d) The Company shall furnish to each Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto.

       (e) The Company shall, during the period that the Shelf Registration is effective, deliver to each Holder, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Warrant Shares in connection with the offering and sale of the Warrant Shares covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

       (f) Prior to the public offering of the Warrant Shares pursuant to a Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders and their respective counsel in connection with the registration or qualification of the Warrant Shares for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Warrant Shares covered by such Shelf Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

       (g) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Warrant Shares to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Warrant Shares pursuant to such Shelf Registration Statement.

       (h) Upon the conclusion of any Suspension Period, the Company shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders or purchasers of Warrant Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders of the commencement of a Suspension Period as described in Section 2 above, then each Holder shall suspend use of the prospectus until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by this subsection, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Warrant Shares current at the time of receipt of such notice.

       (i) The Company will comply with all rules and regulations of the SEC to the extent and so long as they are applicable to the Shelf Registration Statement and will make generally available to its security holders as soon as reasonably practicable (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, covering a 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the shelf Registration Statement.

       (j) The Company may require each Holder to furnish to the Company such information regarding the Holder and the distribution of the Warrant Shares as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Warrant Shares of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

       (k) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Warrant Shares pursuant to any Shelf Registration Statement.

       (l) The Company shall (i) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by any of the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of
Section 11 of the Securities Act; provided that such Holder, underwriter, attorney, accountant or other agent executes a confidentiality Agreement with the Company.

       (m) In connection with an underwritten offering, the Company, if requested by any Holder, (i) shall cause its counsel to deliver an opinion, in customary form for the purposes of the registration, addressed to such Holders and the managing underwriters and dated the effective date of such Shelf Registration Statement; (ii) shall cause its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the Warrant Shares and (iii) shall obtain from its independent public accountants a "comfort letter" in customary form and covering matters of the type customarily covered in "comfort letters" in connection with primary underwritten offerings.

       (n) The Company shall use its best efforts to take all other steps necessary to effect the registration of the Warrant Shares covered by a Shelf Registration Statement contemplated hereby.

       Section 5. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Warrant Shares) to which each Indemnified Party becomes subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration Statement, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration Statement in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Warrant Shares concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Warrant Shares to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, if any, and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders.

       (b) Each Holder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability, which such Holder may otherwise have to the Company or any of its controlling persons. Each Holder shall also provide customary indemnities to underwriters and each person who controls any of such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Company.

       (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses. An indemnifying party that elects not to assume the defense in any such action brought against an indemnified party shall not be under an obligation to pay the fees and expenses of more than one counsel for all parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault.

       (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the sale of the Warrant Shares, pursuant to the Shelf Registration Statement, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand and the indemnified party on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this subsection (d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Warrant Shares pursuant to a Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection
(d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

       (e) The agreements contained in this Section 5 shall survive the sale of the Warrant Shares pursuant to a Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.